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                                                                    EXHIBIT 10.7

                              GREYHOUND LINES, INC.

                 1998 NON-OFFICER LONG TERM STOCK INCENTIVE PLAN


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                                JANUARY 21, 1998

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                                P R E A M B L E:


         1. Greyhound Lines, Inc., a Delaware corporation ("Greyhound" or the "Company":), by means of this 1998 Non-Officer Long Term Stock Incentive Plan (the "Plan") desires to afford certain of its and its Parent's and Subsidiaries' employees, an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company.

         2. The Company has determined that the foregoing objectives will be promoted by granting Awards (as hereinafter defined) under this Plan to certain non-Officer employees of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.

                                   T E R M S:

ARTICLE 1.        DEFINITIONS.

         Section 1.1 General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

         "Award" means a grant of Options or Unrestricted Stock.

         "Board of Directors" means the board of directors of Greyhound.

         "Change in Control" means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of
Section 13(d) of the Exchange Act), other than Greyhound or an employee benefit plan created by the Board of Directors for the benefit of its Employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange
Act) of securities issued by Greyhound having 30% or more of the voting power of all the voting securities issued by Greyhound in the election of Directors at the next meeting of the holders of voting


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securities to be held for such purpose; (b) the election of a majority of the
Directors elected at any meeting of the holders of voting securities of Greyhound who are persons who were not nominated for such election by the Board of Directors or a duly constituted committee of the Board of Directors having authority in such matters; (c) the approval by the stockholders of Greyhound of a merger or consolidation with another person, other than a merger or consolidation in which the holders of Greyhound's voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the approval by the stockholders of Greyhound of a transfer of substantially all of the assets of Greyhound to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by Greyhound or by the holders of Greyhound's voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

         "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

         "Committee" means the Committee of the Board of Directors that administers the Plan under Section 2.1 below.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

         "Date of Grant" means the date an Award is first granted.

         "Director" means a member of the Board of Directors.

         "Effective Date" means the date this Plan is first adopted by the Board of Directors.

         "Employee" means any common-law employee of Greyhound or any Parent or Subsidiary of Greyhound pursuant to the Bylaws or comparable governing document of such company.

         "Exchange Act" means the Securities Exchange Act of 1934 and the regulations thereunder, as now in effect or hereafter amended.

         "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

         "Fair Market Value of a Share" means the arithmetic mean between the high and low per Share prices on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading, on the date of determination or, if such price cannot be determined for the date of determination, the most recent date for which such prices can reasonably be ascertained.



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         "Grantee" means any person to whom an Award has been granted and any heir or legal representative to whom an Award has been transferred by will or the laws of descent and distribution.

         "Nonqualified Option" means a Stock Option other than an Incentive Stock Option. An "Incentive Stock Option" or "ISO" means an Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

         "Officer" means an officer of the Company as defined in 17 C.F.R.ss. 240.16a-1(f) as now in effect or hereafter amended.

         "Option" or "Stock Option" means a right granted under Article 5 of the Plan to a Participant to purchase a stated number of Shares.

         "Option Agreement" means an agreement evidencing an Option Grant.

         "Parent" means a parent of a given corporation as such term is defined in Section 424(e) of the Code.

         "Participant" means a person who is eligible to receive and has received an Award under the Plan.

         "Plan" means this Plan as it may be amended or restated from time to time.

         "SEC" means the Securities and Exchange Commission.

         "Shares" means shares of Common Stock.

         "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

         "Termination without cause" means a termination by the Company or any Parent or Subsidiary of the Company of the employment of a Grantee with the Company or any such Parent or Subsidiary that is not for cause and is not occasioned by the resignation, death or disability of the Grantee.

         "Unrestricted Stock" means Shares granted to a Participant under
Article 6 of the Plan.

         Section 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

         Section 1.3. Effect of Definitions. The definitions set forth in
Section 1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.



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ARTICLE 2.        ADMINISTRATION.

         Section 2.1 Committee. The Plan shall be administered by a committee of the Board of Directors consisting or two or more Directors, each of whom is a "Non-Employee Director" as defined in Rule 16b-3. Unless the Board of Directors designates another of its committees to administer the Plan, the Plan shall be administered by a committee consisting of those members of the Compensation and Organization Committee of the Board of Directors who are Non-Employee Directors but, if the Compensation and Organization Committee is abolished or its membership does not contain two persons who comply with the requirements of the first sentence of this Section 2.1, the Board of Directors shall either reconstitute the Compensation and Organization Committee in compliance with or create another Committee that complies with the requirements of the first sentence of this Section 2.1 to administer the Plan. The Committee may be referred to as the Stock Option Committee.

         Section 2.2 Authority. Subject to the express provisions of the Plan and in addition to the powers granted by other sections of the Plan, the Committee has the authority, in its discretion, to: (a) determine the Participants, grant Awards and determine their timing, pricing and amount; (b) define, prescribe, amend and rescind rules, regulations, procedures, terms and conditions relating to the Plan; (c) make all other determinations necessary or advisable for administering the Plan, including, but not limited to, interpreting the Plan, correcting defects, reconciling inconsistencies and resolving ambiguities; and (d) review and resolve all claims of Employees, Grantees and Participants. The actions and determinations of the committee on matters related to the Plan shall be conclusive and binding upon the Company and all Employees, Grantees and Participants.

ARTICLE 3.        SHARES.

         Section 3.1. Number. The aggregate number of Shares in respect of which Awards may be granted under the Plan shall be determined by the Board of Directors on an annual basis.

         Section 3.2. Cancellations. Except as otherwise provided in the next sentence, if any Awards granted under the Plan are canceled, terminate or expire for any reason without having been exercised or matured in full, the shares related to the unexercised portion of an Award shall be available again for the purposes of the Plan. If any Shares acquired under the Plan are forfeited for any reason, the Shares shall be available again for the purposes of the Plan.


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         Section 3.3  Anti-Dilution.

         (a) If the shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then-outstanding Award is based and the number of Shares as to which Awards may be granted under this Plan shall be automatically increased by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price thereof shall be automatically decreased by the same ratio, and if the shares are combined into a lessor number of Shares, the number of Shares for which each then-outstanding Award is based and the number of Shares as to which Awards may be granted under the Plan shall be automatically decreased by such Ratio and the Exercise Price thereof shall be automatically increased by such ratio.

         (b) In the event of any other change in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Award and each Share available for additional grants of Awards, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionately so that the aggregate Exercise Price for the securities subject to each Award shall remain the same as immediately before such event; and the Committee may make such further equitable adjustments in the Plan and the then outstanding Awards as deemed necessary and appropriate by the Committee including, but not limited to, changing the number of Shares reserved under the Plan or covered by outstanding Awards, the Exercise Price of outstanding Awards and the vesting conditions of outstanding Awards.

         Section 3.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued Shares. The proceeds of the exercise of any Award shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

         Section 3.5. Rights of a Stockholder. No Grantee or other person claiming under or through any Grantee shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Award except as to such Shares, if any, for which certificates representing such Shares have been issued to such Grantee.



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         Section 3.6. Securities Laws. No Award shall be exercised nor shall any
Shares or other securities be issued or transferred pursuant to an Award unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Award or the issuance of Shares pursuant to the grant or exercise of an Award, the company may require the Grantee to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Grantee, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 4.        ELIGIBILITY.

         Section 4.1. Article 5. Only Employees who are not members of the Committee and who are not Officers shall be eligible to receive Options under
Article 5 below.

         Section 4.2. Article 6. Only Employees who are not members of the Committee and who are not Officers shall be eligible to receive Unrestricted Stock under Article 6 below.

ARTICLE 5.        EMPLOYEES' STOCK OPTIONS.

         Section 5.1. Determinations. The Committee shall determine which eligible Employees shall be granted Options, the number of Shares for which the Options may be exercised, the times when they shall receive them and the terms and conditions of individual Option grants (which need not be identical). All Options shall be Nonqualified Options.

         Section 5.2. Exercise Price. The Committee shall determine the Exercise Price of each Option at the time that it is granted, but in no event shall the Exercise Price of an Option be less than the Fair Market Value of a Share on the Date of Grant. If no express determination of the Exercise Price of an Option is made by the Committee, the Exercise Price thereof is equal to the Fair Market Value of a Share on the Date of Grant.

         Section 5.3. Term. Subject to the rule set forth in the next sentence, the Committee shall determine the times when an Option vests and the term during which an Option is exercisable at the time that it is granted. No Option shall be exercisable after the expiration of ten years from the Date of Grant. If no express determination of the times when Options are exercisable is made by the
Committee:


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         (a) each Option shall vest and first become exercisable as to 25% of the Shares subject to such Option on each of the first four anniversaries of the Date of Grant provided the Participant has been an Employee continuously during the time beginning on the Date of Grant and ending on the date when such portion vests and first becomes exercisable; and

         (b) each Option shall lapse and cease to be exercisable upon the earliest of:

                  (i) the expiration of ten years from the Date of Grant;

                  (ii) six months after the Participant ceases to be an Employee because of death or disability;

                  (iii) 30 days after the termination without cause of Participant's employment with the Company or any Parent or Subsidiary of the Company by the Company or any such Parent or Subsidiary of the Company; or

                  (iv) immediately, upon termination of the Participant's employment with the Company or any Parent or Subsidiary by the Company or any such Parent or Subsidiary of the Company for cause or by the Participant's resignation.

         Section 5.4. Exercise. Notwithstanding the terms of any Option and
Section 5.3, all Options that have not previously been exercised nor lapsed and ceased to be exercisable, shall vest fully and become exercisable upon the occurrence of any change in control. An Option shall be exercised by the delivery of the Option Agreement therefor (if requested by the Company) with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Treasurer of the Company or his or her designee, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder, but not for a fractional share. No Option may be exercised as to less than 50 Shares unless it is exercised as to all of the Shares then available thereunder. The Committee may, in its sole discretion, and upon such terms and conditions as it shall determine at or after the Date of Grant, permit the Exercise Price to be paid in cash, by the tender to the Company of Shares owned by the Grantee or by a combination thereof. If the Committee does not make such determination, the Exercise Price shall be paid in cash. If any portion of the Exercise Price of an Option is payable in cash, it may be paid by (a) delivery of a certified or cashier's check payable to the order of the Company in such amount; or (b) wire transfer of immediately-available funds to a bank account designated by the Company. If any portion of the Exercise Price of an Option is payable in Shares it may be paid by delivery of certificates representing a number of Shares having a total fair market value on the date of exercise equal to or greater than the required amount, duly endorsed for transfer with all signatures guaranteed by a medallion signature guarantee. If more Shares than are necessary to pay such Exercise Price based on their fair market value on


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on the date of exercise are delivered to the Company, it shall return to the
Grantee a certificate for the balance of the whole number of Shares and a check payable to the order of the Grantee for any fraction of a Share. Shares may not be delivered to the Company as payment for the exercise of an Option if such Shares have been owned by the Grantee (together with his or her decedent or testator) for less than six months. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

         Section 5.5. Option Agreement.Promptly after the Date of Grant, Greyhound shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are not negotiable instruments or securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

         Section 5.6. New Hires. A person to whom the Company is offering employment may be granted a Nonqualified Option under this Article 5, but any such grant shall lapse if the person does not subsequently become an Employee pursuant to such offer.

ARTICLE 6.        UNRESTRICTED STOCK

         The Committee shall determine which eligible Employees will receive Unrestricted Stock, the number of shares of Unrestricted Stock each eligible Employee will receive, the times when each eligible Employee shall receive Unrestricted Stock, and the terms and conditions of individual Unrestricted Stock Awards (which need not be identical). Promptly after the grant of an Award of Unrestricted Stock, the Company shall issue to the Grantee a certificate representing the Shares received thereunder. The Committee shall grant Awards of Unrestricted Stock in consideration for services rendered by the Participant which are deemed by the Committee to have a value to the Company in excess of the par value of the Shares so awarded.

ARTICLE 7.        PROVISIONS APPLICABLE TO AWARDS.

         Section 7.1. Corporate Mergers and Acquisitions.The Committee may grant Awards having terms and conditions which vary from those specified in the Plan if such Awards are granted in substitution for, or in connection with the assumption of, existing options granted by another business entity and assumed or otherwise agreed to be provided for by Greyhound pursuant to or by reason of a transaction involving a merger or consolidation of or acquisition of substantially all of the assets or stock of another business entity that is not a Subsidiary of Greyhound prior to such acquisition, with or by Greyhound or its Subsidiaries.



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         Section 7.2. Withholding. The Company shall have the right to withhold from any payments due under any Award or due to any Grantee from the Company as compensation or otherwise the amounts of any federal, state or local withholding taxes not paid by the Grantee at the time of the exercise or vesting of any Award. If cash payments sufficient to allow for withholding of taxes are not made at the time of exercise or vesting of an Award, the Grantee exercising such Award shall pay to Greyhound an amount equal to the withholding required to be made less the withholding otherwise made in cash or, if allowed by the Committee in its discretion and pursuant to rules adopted by the Committee consistent with
Section 5.4 above, Shares previously owned by the Grantee. The Company may make such other provisions as it deems appropriate to withhold any taxes the Company determines are required to be withheld in connection with the exercise of any Award, including, but not limited to, the withholding of Shares from an Award upon such terms and conditions as the Committee may provide. The Company may require the Participant to satisfy any relevant withholding requirements before issuing Shares or delivering any Award to the Participant.

         Section 7.3. Disability. If a Grantee who is an Employee with the Company is absent from work with the Company because of a physical or mental disability, for purposes of the Plan, such Grantee will not be considered to have ended his or her employment with the Company while such Grantee has that disability, unless he or she resigns or the Committee decides otherwise.

ARTICLE 8.        GENERAL PROVISIONS.

         Section 8.1. No Right to Employment. Nothing in the Plan or any Award or any instrument executed pursuant to the Plan will confer upon any participant any right to continue to be employed by or provide services to the Company or affect the right of the Company to terminate the employment of any Participant or its other relationship with any Participant.

         Section 8.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Award is limited to the obligations expressly set forth in the Plan and in the grant of any Award, and no term or provision of this Plan nor of any Award shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Award.

         Section 8.3. Assumption of Awards. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Awards outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price. Nothing in this
Section 8.3 shall be deemed to alter or supersede any provision of the Plan relating to the vesting or maturity of Awards upon a Change in Control.



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         Section 8.4. No Transfer. No Award or other benefit under the plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Award may be exercised during the life of the Participant to whom it was granted except by such Participant.

         Section 8.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Award shall be borne by the Company.

         Section 8.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by first class mail addressed (a) if to a Grantee, at his or her residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

         Section 8.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Grantees any rights or remedies under this Plan.

         Section 8.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 8.8 shall not be construed to extend the ten year period referred to in Section 5.3 above.

         Section 8.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan, words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.

         Section 8.10. GOVERNING LAW. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS PLAN SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE THAT ARE APPLICABLE TO AGREEMENTS NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF DELAWARE.



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         Section 8.11. Effective Date of the Plan. The Plan shall become effective as of January 21, 1998, the date upon which the Plan was approved by the affirmative vote of the Board of Directors of Greyhound Lines, Inc.

         Section 8.12. Amendment and Termination.No Award shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan, or make such amendment of the Plan as it may deem advisable; provided, however, that no amendment or termination of the Plan shall be effective to materially alter or impair the rights of a Grantee under any Award made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee. No termination or amendment of this Plan or any Award nor waiver of any right or requirement under this Plan or any Award shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer.




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